     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 5, 2004

                                          SECURITIES ACT FILE NO. 333-

                                  INVESTMENT COMPANY ACT FILE NO. 811-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ] PRE-EFFECTIVE AMENDMENT NO.
[ ] POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ] AMENDMENT NO.
                             ---------------------
                  SCUDDER GLOBAL RREEF REAL ESTATE FUND, INC.
               (Exact Name of Registrant as Specified In Charter)
                             ---------------------
                           875 NORTH MICHIGAN AVENUE
                            CHICAGO, ILLINOIS 60611
                    (Address of Principal Executive Offices)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 888-897-8480

                               BRUCE A. ROSENBLUM
                           DEUTSCHE ASSET MANAGEMENT
                                ONE SOUTH STREET
                                   BAL01-1806
                           BALTIMORE, MARYLAND 21202
                                  410-895-3883
                    (Name and Address of Agent For Service)
                             ---------------------
                                 WITH COPY TO:

                            BURTON M. LEIBERT, ESQ.
                          WILLKIE FARR & GALLAGHER LLP
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
                             ---------------------
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                             ---------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM        AMOUNT OF
                                            AMOUNT BEING        OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION
TITLE OF SECURITIES BEING REGISTERED       REGISTERED(1)           PER UNIT              PRICE              FEE(1)(2)
---------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value..........     1,000 shares            $15.00             $15,000.00            $126.70
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $126.70 was wired to the Securities and Exchange Commission's account at Mellon Bank, Pittsburgh, Pennsylvania in payment of the required registration fee due in connection with this Registration Statement.
                             ---------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  SCUDDER GLOBAL RREEF REAL ESTATE FUND, INC.

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

             ITEM IN PART A OF FORM N-2 SPECIFIED IN PROSPECTUS   LOCATION IN PROSPECTUS
-------------------------------------------------------------------------------------------------------
Item 1.      Outside Front Cover................................  Cover Page
Item 2.      Inside Front and Outside Back Cover Page...........  Cover Page; Inside Front Cover Page;
                                                                  Outside Back Cover Page
Item 3.      Fee Table and Synopsis.............................  Fund Expenses
Item 4.      Financial Highlights...............................  Inapplicable
Item 5.      Plan of Distribution...............................  Cover page; Prospectus Summary;
                                                                  Underwriting
Item 6.      Selling Shareholders...............................  Inapplicable
Item 7.      Use of Proceeds....................................  Use of Proceeds; Investment Objective
                                                                  and Policies
Item 8.      General Description of the Registrant..............  Cover page; Prospectus Summary;
                                                                  The Fund; Investment Objective and
                                                                  Policies; Use of Leverage; Principal
                                                                  Risks of the Fund; Additional Risk
                                                                  Considerations; Repurchase of Shares
Item 9.      Management.........................................  Prospectus Summary; Management of the
                                                                  Fund
Item 10.     Capital Stock, Long-Term Debt, and Other
             Securities.........................................  Investment Objective and Policies;
                                                                  Use of Leverage; Dividends and
                                                                  Distributions; Taxation; Description
                                                                  of Shares
Item 11.     Defaults and Arrears on Senior Securities..........  Inapplicable
Item 12.     Legal Proceedings..................................  Inapplicable
Item 13.     Table of Contents of the Statement of Additional
             Information........................................  Table of Contents of the Statement of
                                                                  Additional Information

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

                LOCATION IN STATEMENT OF ADDITIONAL INFORMATION

             ITEM IN PART A OF FORM N-2 SPECIFIED IN PROSPECTUS   LOCATION IN PROSPECTUS
-------------------------------------------------------------------------------------------------------
Item 14.     Cover Page.........................................  Cover Page
Item 15.     Table of Contents..................................  Table of Contents
Item 16.     General Information and History....................  Inapplicable
Item 17.     Investment Objective and Policies..................  Investment Objective and Policies;
                                                                  Investment Restrictions
Item 18.     Management.........................................  Management of the Fund; Compensation
                                                                  of Directors and Certain Officers;
                                                                  Investment Advisory and Other
                                                                  Services
Item 19.     Control Persons and Principal
             Holders of Securities..............................  Management of the Fund
Item 20.     Investment Advisory and Other Services.............  Investment Advisory and Other
                                                                  Services
Item 21.     Brokerage Allocation and Other Practices...........  Portfolio Transactions and Brokerage;
                                                                  Determination of Net Asset Value
Item 22.     Tax Status.........................................  Taxation
Item 23.     Financial Statements...............................  Report of Independent Accountants;
                                                                  Statement of Assets and Liabilities

                                       PART C--OTHER INFORMATION

Item 24-33.  Items 24-33 have been answered in Part C of this Registration Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED APRIL 5, 2004

PRELIMINARY PROSPECTUS
--------------------------------------------------------------------------------
                     SHARES

[SCUDDER GLOBAL RREEF REAL ESTATE FUND, INC. LOGO]
COMMON SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE. Scudder Global RREEF Real Estate Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is high current income through investment in global real estate securities. The fund's secondary investment objective is capital appreciation.

PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest substantially all but not less than 80% of its total assets in income-producing global "Real Estate Equity Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants, convertible securities and other equity securities issued by global real estate companies, such as real estate investment trusts ("REITs"). Global real estate companies outside the U.S. include, but are not limited to, companies with characteristics similar to REITs, in which revenues primarily consist of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited. The Fund, under normal market conditions, will invest in Real Estate Equity Securities primarily in developed countries but may invest up to
     % of its total assets in Real Estate Equity Securities of companies domiciled in emerging markets countries. Under normal market conditions, the
Fund expects to have investments in at least      countries, including the
United States. The Fund may invest up to      % of its total assets in debt
securities issued or guaranteed by global real estate companies. The Fund will
invest at least      % of its total assets in income-producing common stocks,
preferred stocks or other equity securities issued by real estate-related
companies such as REITs and will invest at least      % of its total assets in
income-producing equity securities issued by REITs. (continued on page 2)

INVESTMENT MANAGER AND ADVISOR. The Fund's investment manager is Deutsche Asset Management, Inc. and the Fund's investment advisor is its affiliate RREEF America L.L.C. The investment manager is part of the United States asset management activities of Deutsche Bank AG.

EXCHANGE LISTING.  The Fund's Common Shares have been approved for listing on
the                Stock Exchange upon notice of issuance under the symbol
"               ." Because the Fund is recently organized, its Common Shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

INVESTING IN THE COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE
"PRINCIPAL RISKS OF THE FUND" SECTION BEGINNING ON PAGE    OF THIS PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                               PRICE TO PUBLIC    SALES LOAD    PROCEEDS TO FUND
----------------------------------------------------------------------------------------------------------------
Per share                                                        $     15.00       $            $
----------------------------------------------------------------------------------------------------------------
Total                                                            $                 $            $
----------------------------------------------------------------------------------------------------------------

In addition to the sales load, the Fund will pay organizational and offering
expenses of up to $     per share which will reduce the "Proceeds to Fund"
(above). The Investment Manager has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs
(other than the sales load) exceeds $     per share. The Fund's organizational
and offering expenses are estimated to be approximately $          .
                                 [UNDERWRITERS]

--------------------------------------------------------------------------------

The Fund may invest up to      % of its total assets in preferred securities of
global real estate companies. The Fund will not invest more than      % of its
total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of below investment grade quality, an investment in the Fund should be considered speculative.

The Fund will generally not invest more than      % of its total assets in the
securities of one issuer. Although the Fund will invest primarily in equity
securities that are publicly traded, the Fund may invest up to      % of its
total assets in illiquid real estate investments. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts and European Depositary Receipts. There can be no assurance that the Fund will achieve its investment objective. See "Investment objective and policies" and "Principal risks of the Fund."

The Fund intends to use financial leverage in an effort to increase returns through the issuance of preferred stock and/or borrowings (through the issuance of commercial paper, notes or otherwise) in an aggregate amount of approximately
     % of the Fund's total capital after giving effect to such issuance or borrowing. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There can be no assurance that a leveraging strategy will be utilized or, if utilized, that it will be successful during any period in which it is employed. See "Use of leverage" and "Leverage risks."

This Prospectus sets forth concisely information about the Fund you should know before investing. You should read the Prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated          , 2004 (the "SAI"), containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this
Prospectus. You can review the table of contents of the SAI on page    of this
Prospectus. You may request a free copy of the SAI by calling (800) 349-4281. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission web site (http://www.sec.gov).

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters may also purchase up to an additional           Common Shares
at the public offering price, less the sales load, within 45 days after the date of this Prospectus to cover over-allotments.

The underwriters expect to deliver the Common Shares on or about           ,
2004.

You should rely only on the information contained or incorporated by reference in this Prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition and prospects may have changed since that date.

--------------------------------------------------------------------------------
 II

Through and including           , 2004 (25 days after the date of this
Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus
  summary......
Summary of Fund
  expenses.....
The Fund.......
Use of
  proceeds.....
Investment
  objectives
  and
  policies.....
Use of
  leverage.....
Leverage
  risks........
Interest rate
transactions...
Principal risks
  of the
  Fund.........
Additional risk
considerations...
Management of
  the Fund.....
Dividends and
distributions...
Closed-end
  structure....
Possible
  conversion to
  open-end
  status.......
Repurchase of
  shares.......
Taxation.......
Description of
  shares.......
Certain
  provisions of
  the Charter
  and
  By-Laws......
Underwriting...
Custodian,
  transfer
  agent,
  dividend
  disbursing
  agent,
  registrar and
  shareholder
  servicing
  agent........
Reports to
shareholders...
Validity of the
  shares.......
Table of
  contents of
  the Statement
  of Additional
 Information...

--------------------------------------------------------------------------------
                                                                             III

                      (This page intentionally left blank)

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Principal risks of the Fund."

THE FUND

Scudder Global RREEF Real Estate Fund, Inc., a Maryland corporation (the "Fund"), is a recently organized, non-diversified, closed-end management investment company.

THE OFFERING

The Fund is offering           shares of common stock, $0.01 par value per share
("Common Shares"), through a group of underwriters lead managed by
               . The initial public offering price is $15.00 per share. The minimum purchase pursuant to this offering is 100 Common Shares ($1,500). The
underwriters have been granted an option to purchase up to           additional
Common Shares solely to cover over-allotments, if any. See "Underwriting."

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
The Fund's primary investment objective is high current income through investment in global real estate securities. The Fund's secondary investment objective is capital appreciation. The Fund's investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "Investment objective and policies."

PORTFOLIO CONTENTS
Under normal market conditions, the Fund will invest substantially all but not less than 80% of its total assets in income-producing global "Real Estate Equity Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants, convertible securities and other equity securities issued by global real estate companies, such as real estate investment trusts ("REITs"). Global real estate companies outside the U.S. include, but are not limited to, companies with characteristics similar to REITs, in which revenues primarily consist of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited. The Fund, under normal market conditions, will invest in Real Estate Equity Securities of companies domiciled primarily in developed countries. However, the Fund may
invest up to      % of its total assets in Real Estate Equity Securities of
companies domiciled in emerging market countries. Under normal market
conditions, the Fund expects to have investments in at least      countries,
including the United States. The Fund will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market
environment, from approximately $          million to approximately $
billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund
may invest. The Fund may invest up to      % of its total assets in debt
securities issued or guaranteed by global real estate companies. The Fund will
invest at least      % of its total assets in income-producing common stocks,
preferred stocks or other equity securities issued by real estate-related
companies such as REITs and will invest at least      % of its total assets in
income-producing equity securities issued by REITs. The actual percentage of common and preferred stocks in the Fund's investment portfolio may vary over
time. The Fund will generally not invest more than      % of its total assets in
the securities of any one issuer. At least      % of the equity securities of
real estate companies in which the Fund intends to invest are traded on a national securities exchange
or in the over-the-counter market. The Fund may, however, invest up to      % of
its total assets in illiquid real estate investments, including privately-negotiated equity or debt securities.

The Fund may invest up to      % of its total assets in preferred securities of
global real estate companies. The Fund will not invest more than      % of its
total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such securities have ratings of "BBB" or higher by Standard & Poor's Ratings Services ("S&P"), "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Advisor, are determined to be of equivalent quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of below investment grade quality, an investment in the Fund should be considered speculative.

An issuer is considered a real estate company if, in the opinion of RREEF America L.L.C. (the "Investment Advisor"), at the time its securities are purchased by the Fund (i) at least 50% of its revenues are attributed to the ownership, construction, financing, management or sale of real estate or (ii) such issuer has at least 50% of its assets invested in such real estate.

A common type of real estate company, a REIT, is a domestic corporation that is a pooled investment vehicle dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. The portion of the Fund's return comprised of income will vary based on the composition of the Fund's portfolio holdings.

Global real estate companies outside the U.S. include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

The Fund will generally not invest more than      % of its total assets in the
securities of one issuer. Although the Fund will invest primarily in equity
securities that are publicly traded, the Fund may invest up to      % of its
total assets in illiquid real estate investments. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts and European Depositary Receipts.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with its investments in foreign Real Estate Equity Securities. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.

The Fund may invest in Real Estate Equity Securities where dividend distributions on such securities are subject to foreign withholding taxes.

The Fund follows a focused investment approach tending to invest in securities
of between      and      issuers, although this number can vary depending on
market conditions. However, the Fund will generally not invest more than      %
of its total assets in the securities of one issuer, except in those
instances where one issuer represents more than      % of the benchmark index
with respect to which the Fund measures its performance.

There can be no assurance that the Fund's investment objective will be achieved. See "Investment objective and policies."

INVESTMENT STRATEGY AND PHILOSOPHY
The Investment Advisor will seek to identify global real estate companies and global real estate investments that, in its view, will provide superior returns, focusing on companies that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Advisor tracks economic conditions and real estate market performance in major international metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a [nationwide]/[international] network of real estate professionals to evaluate the holdings of global real estate companies and REITs in which the Fund may invest. Its analysis also includes each company's management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Advisor believes will be the most profitable to the Fund. The Investment Advisor also considers the effect of the global real estate securities markets in general when making investment decisions. The REITs in which the Fund will invest will
typically have a market capitalization greater than $          million.

The Investment Advisor believes that investment in securities of global real estate companies historically has offered greater opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500 Index. The Investment Advisor also believes that investment in global real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with total return in addition to the return achieved via current income. In addition, the Investment Advisor believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Fund may provide the opportunity to add an alternative asset class to an investor's overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions have historically been very low. As a result, a blend of both U.S. real estate equity securities and non-U.S. real estate equity securities may enable the Fund to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a fund only investing in U.S. real estate equity securities. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT MANAGER AND ADVISOR

Deutsche Asset Management, Inc. (the "Investment Manager"), with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of March 31, 2004 had total assets of
approximately $          billion under management. The Investment Manager is
part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG currently has more than
$          billion in assets under management.

Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to RREEF America L.L.C., as the Investment Advisor, the responsibility for the day-to-day management of the Fund's investment portfolio. The Investment Advisor, which was formed in 1975, is a leading U.S.-based real estate investment manager which as of March 31, 2004 had approximately $
billion in real estate assets under management. With offices in Chicago, San
Francisco and New York, the Investment Advisor is managed by      principals and
employs      real estate professionals. The Investment Advisor is the U.S. arm of DB Real Estate, one of the largest advisers of combined real property and
real estate securities globally with more than $          billion in assets
under management (as of March 31, 2004) and                professionals. DB
Real Estate is the real estate investment management group of the United States asset management operations of Deutsche Bank AG.

The Fund will also be supported by Scudder Investments, the North American retail distribution arm of the U.S. asset management operations of Deutsche Bank AG. Scudder Investments has significant resources and experience marketing and servicing investment products, including a dedicated closed-end fund team that
manages      funds with approximately $          billion in assets (as of March
31, 2004). Scudder Investments was acquired by Deutsche Bank AG on April 8,
2002.

USE OF LEVERAGE BY THE FUND

The Fund may use leverage in an effort to increase returns through the issuance of preferred stock ("Fund Preferred Shares") and/or borrowings (through the issuance of commercial paper, notes or otherwise). The Fund Preferred Shares will pay dividends based on short-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Fund Preferred Shares (after taking expenses into consideration), the leverage will allow common shareholders to receive a higher current rate of return than if the Fund were not leveraged. There is no assurance that the Fund will issue Fund Preferred Shares, commercial paper or engage in borrowing transactions or, if leverage is utilized, that it will be successful.

Approximately one to three months after completion of this offering, the Fund
intends to offer shares of preferred stock representing approximately      % of
the Fund's total capital after their issuance. The issuance of Fund Preferred Shares will leverage your investment in Common Shares.

Any issuance of Fund Preferred Shares, commercial paper or notes or borrowing will have seniority over the Common Shares. Throughout this Prospectus, commercial paper, notes or borrowings may be collectively referred to as "Borrowings."

The use of leverage creates an opportunity for increased Common Share net income, but also creates special risks for holders of Common Shares ("Common Shareholders"). The Fund Preferred Shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates.

The terms and amounts of any Borrowings and Fund Preferred Shares that may be issued by the Fund will be subject to the limitations set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). There is no assurance that the Fund will utilize leverage or that, if utilized, the Fund's leveraging strategy will be successful. See "Use of leverage" and "Leverage risks."

INTEREST RATE TRANSACTIONS

In seeking to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or decrease the net income of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Fund's cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain the required 200% asset coverage of the liquidation value of the outstanding Fund Preferred Shares or if the Fund loses its expected highest available rating on the Fund Preferred Shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the Fund Preferred Shares. Similarly, the Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. We would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage.

See "Use of leverage" and "Interest rate transactions" for additional information.

PRINCIPAL RISKS OF THE FUND

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

NO OPERATING HISTORY
As a recently organized entity, the Fund has no operating history. See "The
Fund."

INVESTMENT RISK
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

STOCK MARKET RISK
Your investment in Common Shares represents an indirect investment in the real
estate securities owned by the Fund, at least      % of which are traded on a
national securities exchange or in the over-the-counter markets. However, the
Fund is authorized to invest up to      % of its total assets in illiquid real
estate investments, including privately negotiated equity or debt securities. The value of the Fund's portfolio securities, like other stock market investments, may fluctuate, sometimes rapidly and unpredictably. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the stock market risk. See "Use of leverage" and "Leverage risks."

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET
The Fund will not invest in real estate directly, but only in securities issued by global real estate companies, including REITs and real estate operating companies. However, because of the Fund's policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. See "Principal risks of the Fund--General Risks of Securities Linked to the Real Estate Market."

GENERAL REAL ESTATE RISKS
Since the Fund concentrates its assets in the global real estate industry, your investment in the Fund will be closely linked to the performance of the global real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares may drop because of falling property values, increased interest rates, poor management of the company or other factors. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates. See "Principal risks of the Fund--General Real Estate Risks." In addition, there are risks associated with particular sectors of real estate investments, as described below.

+ RETAIL PROPERTIES. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

+ OFFICE PROPERTIES. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

+ HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

+ HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs; and competition on a local and regional basis. The governmental laws and regulations described above are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

+ MULTIFAMILY PROPERTIES. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply, and rent control laws or other laws affecting such properties.

+ COMMUNITY CENTERS. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

+ SELF-STORAGE PROPERTIES. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

INSURANCE ISSUES
Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely impact the Fund's investment performance.

CREDIT RISK
Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operative effectively.

FOREIGN SECURITIES RISKS
Although it is not the Fund's current intent, the Fund may invest up to 100% of its total assets in real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. The Fund may hold any Foreign Securities of issuers in so-called "emerging markets" which may entail additional risks. See "Risks--Emerging Markets Risk."

FOREIGN CURRENCY RISK
Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

EMERGING MARKETS RISK
The Fund may invest in Real Estate Equity Securities of issuers located or doing substantial business in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. To the extent that the Fund does invest in emerging markets, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging market economies heavily reliant on foreign capital and vulnerable to capital flight.

ENVIRONMENTAL ISSUES
In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

RECENT EVENTS
The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions.

REIT TAX ISSUES
REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a REIT but fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Also, REITs could possibly fail to maintain their exemptions from registration under the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

SMALL COMPANY RISK
The Fund may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. Even the larger global real estate companies tend to be small to medium-sized companies in comparison to may industrial and service companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than--and at times will perform differently from--large company stocks such as those found in the Dow Jones Industrial Average.

FOCUS RISK
A strategy of investing in a limited number of issuers may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of issuers. See "Principal risks of the Fund--Focus Risk."

LOWER-RATED SECURITIES RISK
Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See "Principal risks of the Fund--Risks of Investment in Lower-rated Securities."

PREFERRED SECURITIES
The Fund may invest in preferred securities, which entail special risks, including:

+ DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

+ SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

+ LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

+  LIMITED VOTING RIGHTS.  Generally, preferred security holders (such as the
   Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

   In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

+ SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Fund.

+ NEW TYPES OF SECURITIES. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Advisor believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE
Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the shares will trade at, above or below net asset value. See "Principal risks of the Fund--Market Price Discount From Net Asset Value."

LEVERAGE RISK
Leverage creates two major types of risks for Common Shareholders:

+ the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the Common Shareholders; and

+ the possibility either that Common Share income will fall if the dividend rate on the Fund Preferred Shares or the interest rate on any Borrowings rises, or that Common Share income will fluctuate because the dividend rate on the Fund Preferred Shares or the interest rate on any Borrowings varies.

When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets (which equals the net asset value of the Common Shares plus the liquidation preference on any Fund Preferred Shares plus the principal amount of any Borrowings).

ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER
We may engage in portfolio trading when considered appropriate. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. See "Additional risk considerations--Portfolio Turnover."

INFLATION RISK
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Fund Preferred Shares, if any, or interest payments on any Borrowings may increase. See "Additional risk considerations--Inflation Risk."

DEFLATION RISK
Deflation risk is the risk that the Fund's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund. See "Additional risk considerations--Deflation Risk."

NON-DIVERSIFIED STATUS
Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. See "Additional risk considerations--Non-Diversified Status." See also "Taxation" in the SAI.

INTEREST RATE RISK
Interest rate risk is the risk that fixed-income investments such as preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund portfolio will decline in value due to rising interest rates. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of

Fund's dividends and distributions. The Fund intends to utilize leverage, which magnifies interest rate risk. See "Additional risk considerations--Interest Rate Risk."

STRATEGIC TRANSACTIONS
For general portfolio management purposes, the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate swaps and options and foreign currency transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. See "Additional risk considerations--Strategic Transactions."

ANTI-TAKEOVER PROVISIONS
Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See "Certain Provisions of the Charter and By- Laws" and "Additional risk considerations--Anti-Takeover Provisions."

ILLIQUID INVESTMENTS
The Fund may invest up to      % of its total assets in illiquid real estate
investments, including direct interests in real estate and privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Advisor believes it is desirable to do so. Investments in illiquid real estate are also more difficult to value and the Investment Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid real estate may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid real estate may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid real estate. See "Additional risk considerations--Illiquid Investments."

RECENT DEVELOPMENTS
As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares, the Fund Preferred Shares and any Borrowings. Further, additional terrorist attacks, the aftermath of the war with Iraq, events in the Middle East or other geopolitical events could affect the U.S. or world economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms. See "Additional risk considerations--Recent Developments."

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

FEES AND EXPENSES

The Fund will pay the Investment Manager a monthly investment management fee
computed at the annual rate of      % of average daily total managed assets
(i.e., the net asset value of Common

Shares plus the liquidation preference of any Fund Preferred Shares plus the principal amount of any Borrowings). The fees payable to the Investment Manager are higher than the management fees paid by many investment companies, but are comparable to fees paid by many registered management investment companies that invest primarily in real estate securities.

When the Fund is utilizing leverage, the fees paid to the Investment Manager for its services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets, which includes the liquidation preference of preferred stock and the principal amount of any outstanding Borrowings. The Fund's investment management fees and other expenses are paid only by the Common Shareholders, and not by holders of the Fund Preferred Shares. See "Use of leverage" and "Leverage Risk."

LISTING AND SYMBOL

The Fund's Common Shares have been approved for listing on the           Stock
Exchange upon notice of issuance under the symbol "          ."

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including the stability of income received from its investments and dividends payable on the Fund Preferred Shares or interest payments on Borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy will likely change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding Fund Preferred Shares and interest on any Borrowings). In addition, at least annually, the Fund intends to distribute net capital gain and any undistributed ordinary income to you so long as the net capital gain and ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any, Fund Preferred Shares, or pay interest on any Borrowings.

The initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the completion of this offering, depending on market conditions. See "Dividends and distributions."

DIVIDEND REINVESTMENT PLAN

Shareholders will receive their dividends in additional Common Shares purchased in the open market or issued by the Fund through the Fund's dividend reinvestment plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See "Dividends and distributions" and "Taxation."

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REGISTRAR AND SHAREHOLDER SERVICING AGENT

State Street Bank and Trust Company will act as custodian, and Scudder Investment Service Company will act as transfer agent, dividend disbursing agent
and registrar for the Fund.           will serve as the Fund's shareholder
servicing agent. See "Custodian, transfer agent, dividend disbursing agent, registrar and shareholder servicing agent."

TAX ASPECTS

Dividends with respect to the Common Shares generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for taxation at long-term capital gains tax rates available for individual taxpayers who satisfy certain requirements.

--------------------------------------------------------------------------------

Summary of Fund expenses

The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund
issues approximately                Common Shares. If the Fund issues fewer
Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund." The expenses in the table also assume the issuance of
Fund Preferred Shares in an amount equal to      % of the Fund's total capital
(after issuance), and the table shows Fund expenses both as a percentage of net assets attributable to Common Shares and, in footnote 3, as a percentage of total managed assets.

Shareholder Transaction Expenses
  Sales Load (as a percentage of offering price)............       %
  Dividend Reinvestment Plan Fees...........................   None

                                                               PERCENTAGE OF NET ASSETS
                                                                        ATTRIBUTABLE TO
                                                                    COMMON SHARES(2)(3)
---------------------------------------------------------------------------------------
Annual Expenses
  Investment Management Fees(1).............................                 %
  Other Expenses(1).........................................                 %
  Interest Payments on Borrowed Funds(1)....................             None
  Total Annual Fund Operating Expenses(1)(3)................                 %
  Fee Waiver and Expense Reimbursement (years 1-5)..........            (   )%(4)
     Total Net Annual Expenses(1)...........................                 %(4)

 (1) In the event the Fund, as an alternative to issuing Fund Preferred Shares, utilizes leverage through Borrowings in an amount equal to approximately 33 1/3% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Investment Management Fees would be
          %, Other Expenses would be     %, Interest Payments on Borrowed Funds
      (assuming an interest rate of     %, which interest rate is subject to
      change based on prevailing market conditions) would be     %, Total Annual
      Fund Operating Expenses would be     % and Total Net Annual Expenses would
      be     %. Based on the total net annual expenses and in accordance with the example below, the expenses for years 1, 3, 5 and 10 would be
      $        , $        , $        and $        , respectively.

 (2)  If the Fund offers Fund Preferred Shares, the costs of that offering,
      estimated to be approximately     % of the total amount of the Fund
      Preferred Shares offering, will be borne effectively by the Common Shareholders and result in a reduction of the paid-in-capital attributable to the Common Shares.

 (3) Stated as percentages of the Fund's total managed assets attributable to both Common Shares and Fund Preferred Shares, the Fund's expenses would be estimated to be as follows:

                                                               PERCENTAGE OF TOTAL MANAGED ASSETS
--------------------------------------------------------------------------------------------------
Annual Expenses
  Investment Management Fees................................                      %
  Other Expenses............................................                      %
  Interest Payments on Borrowed Funds.......................                  None
  Total Annual Fund Operating Expenses(3)...................                      %
  Fee Waiver and Expense Reimbursement (years 1-5)..........                 (   )%(4)
    Total Net Annual Expenses(1)............................                      %(4)

 (4) The Investment Manager or an affiliate has agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed
     $    per Common Share (    % of the offering price).

--------------------------------------------------------------------------------
 14

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

EXAMPLE
The following example illustrates the expenses (including the sales load of
$          ) that you would pay on a $1,000 investment in Common Shares,
assuming (1) total net annual expenses of      % of net assets attributable to
Common Shares in years 1 through 5, increasing to      % in year 10 and (2) a 5%
annual return:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------
Total expenses incurred*...................................    $         $         $         $

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

* The expenses you would pay, based on the Fund's expenses as stated as percentages of the Fund's total managed assets (assuming the issuance of Fund
   Preferred Shares in an amount equal to     % of the Fund's capital after
   their issuance) and otherwise on the assumptions in the example, would be: 1
   Year $    ; 3 Years $    ; 5 Years $    ; and 10 Years $    .

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund

Scudder Global RREEF Real Estate Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on April 5, 2004 and is registered as an investment company under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 280 Park Avenue, New York, NY 10017, and its telephone number is (800) 349-4281.

Use of proceeds

We estimate the net proceeds of this offering, after deducting (i) all organizational expenses and (ii) offering costs (other than the sales load) that
do not exceed $     per share of Common Shares, to be $          , or
$          assuming exercise of the over-allotment option in full. The net proceeds will be invested in accordance with the policies set forth under "Investment objective and policies." A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager or its affiliates and will be repaid by the Fund upon closing of this offering. The Investment Manager or an affiliate will be responsible for (i) all of the Fund's organizational expenses and (ii) offering expenses (other than the sales load)
that exceed $     per share of the Fund's Common Shares.

We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objective and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See "Investment objectives and policies."

--------------------------------------------------------------------------------
 16

--------------------------------------------------------------------------------

Investment objectives and policies

INVESTMENT OBJECTIVES

The Fund's primary investment objective is high current income through investment in global real estate securities. The Fund's secondary investment objective is capital appreciation. The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of shareholders (determined as provided for in the 1940 Act). Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so.

PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY

The Fund has a policy of concentrating its investments in the global real estate industry and not in any other industry. This investment policy is fundamental and cannot be changed without the approval of shareholders.

Under normal market conditions, the Fund will invest substantially all but not less than 80% of its total assets in income-producing global "Real Estate Equity Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants, convertible securities and other equity securities issued by global real estate companies, such as real estate investment trusts ("REITs"). Global real estate companies outside the U.S. include, but are not limited to, companies with characteristics similar to REITs, in which revenues primarily consist of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited. The Fund, under normal market conditions, will invest in Real Estate Equity Securities of companies domiciled primarily in developed countries. However, the Fund may
invest up to      % of its total assets in Real Estate Equity Securities of
companies domiciled in emerging market countries. Under normal market
conditions, the Fund expects to have investments in at least [     ] countries,
including the United States.

The Fund will invest at least      % of its total assets in income-producing
common stocks, preferred stocks or other equity securities issued by real
estate-related companies such as REITs and will invest at least      % of its
total assets in income-producing equity securities issued by REITs. The actual percentage of common and preferred stocks in the Fund's investment portfolio may
vary over time. The Fund will generally not invest more than      % of its total
assets in the securities of any one issuer. At least      % of the equity
securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. The
Fund may, however, invest up to      % of its total assets in illiquid real
estate investments, including privately-negotiated equity or debt securities.

The Fund may invest up to      % of its total assets in preferred securities of
global real estate companies. The Fund will not invest more than      % of its
total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such securities have ratings of "BBB" or higher by Standard & Poor's Ratings Services ("S&P"), "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Advisor, are determined to be of equivalent quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

investing in preferred securities of below investment grade quality, an investment in the Fund should be considered speculative.

The Fund will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from
approximately $          million to approximately $          billion. However,
there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

The Fund may engage in foreign currency transactions and other strategic transactions in connection with the Fund's investment in Foreign Securities. See "Portfolio Contents--Strategic Transactions" below for more information. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions, short sales and making forward commitments.

The Fund has a non-fundamental policy of investing at least 80% of its total assets in Real Estate Equity Securities. If the Board of Directors of the Fund changes this non-fundamental policy to one allowing the Fund to invest less than 80% of its total assets in Real Estate Equity Securities, the Fund will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the 1940 Act and the regulations thereunder.

The Fund will generally not invest more than      % of its total assets in the
securities of one issuer. Although the Fund will invest primarily in equity
securities that are publicly traded, the Fund may invest up to      % of its
total assets in illiquid real estate investments. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with its investments in foreign Real Estate Equity Securities. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.

The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus or in the Fund's SAI and in connection with interest rate swap or interest rate cap transactions. See "Use of leverage" and "Interest rate transactions." There can be no assurance that the Fund's investment objective will be achieved.

APPROACH TO SELECTING SECURITIES

The Investment Advisor uses a disciplined two-step process for constructing the Fund's portfolio. First, the Investment Advisor selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Investment Advisor uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors, including (i) value and properties; (ii) capital structure; and (iii) management and strategy. The Investment Advisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Investment Advisor will seek to identify global real estate companies and global real estate investments that, in its view, will provide superior returns, focusing on companies that have strong

--------------------------------------------------------------------------------
 18

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Advisor tracks economic conditions and real estate market performance in major international metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a [nationwide]/[international] network of real estate professionals to evaluate the holdings of global real estate companies and REITs in which the Fund may invest. Its analysis also includes each company's management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Advisor believes will be the most profitable to the Fund. The Investment Advisor also considers the effect of the global real estate securities markets in general when making investment decisions. The REITs in which the Fund will invest will typically have a market
capitalization greater than $          million.

PORTFOLIO CONTENTS

The Fund's portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

GLOBAL REAL ESTATE COMPANIES
For purposes of our investment policies, a company is a global real estate company if, in the opinion of the Investment Advisor, at the time its securities are purchased by the Fund:

+  at least 50% of its revenues; or

+  at least 50% of the market value of its assets

are attributed to the ownership, construction, financing, management or sale of commercial, industrial or residential real estate.

Under normal market conditions, the Fund will invest at least      % of its
total assets in the equity securities of real estate companies. Equity securities of real estate companies can consist of:

+  common stocks (including REIT shares)

+  preferred stocks

+  rights or warrants to purchase common and preferred stocks

+ securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Advisor's view, a significant element of the securities' value

The Fund may also invest in equity equivalents, which are securities whose value or return is derived from the value or return of a different security.

REAL ESTATE INVESTMENT TRUSTS
The Fund will invest at least      % of its total assets in income-producing
equity securities of REITs. A REIT is a domestic corporation that is a pooled investment vehicle dedicated to owning income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of corporations. The Fund intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Under current market conditions, the Fund does not intend to
invest more than      % of its total assets in Mortgage REITs and Hybrid REITs
combined, although the percentage of the Fund's assets invested in various types of REITs can vary from time to time.

NON-U.S. REAL ESTATE COMPANIES
The Fund will invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

DEPOSITARY RECEIPTS
The Fund may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

PREFERRED STOCKS
The Fund may invest in preferred securities issued by real estate companies. Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Advisor's assessment of market conditions.

CONVERTIBLE SECURITIES
The Fund may invest in convertible securities of real estate companies. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

DEBT SECURITIES
The Fund may invest a maximum of      % of its total assets in investment grade
and non-investment grade debt securities issued or guaranteed by real estate companies.

--------------------------------------------------------------------------------
 20

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

FOREIGN SECURITIES
The Fund may invest up to 100% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. The Fund may hold Foreign Securities of emerging market issuers which may entail additional risks. See "Risks--Emerging Markets Risk" below. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at time, volatility of price can be greater than in the United States.

Because evidence of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

LOWER-RATED SECURITIES
The Fund will not invest more than      % of its total assets in preferred stock
and debt securities rated below investment grade (commonly known as "junk bonds") and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, or rated Caa or higher by Moody's, or unrated securities determined by the Investment Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal or interest at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.

STRATEGIC TRANSACTIONS
The Fund may, but is not required to, use various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Investment Advisor seeks to use these kinds of transactions to further the Fund's investment objectives, no assurance can be given that they will achieve this result.

The Fund may enter into various interest rate transactions such as swaps and may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, or protect against changes in currency exchange rates.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Advisor's ability to predict pertinent market movements,

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions may result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.

ILLIQUID SECURITIES
The Fund does not presently intend to invest in illiquid securities; however the
Fund may invest up to      % of its total assets in illiquid securities.
Illiquid securities are not readily marketable (i.e., within seven days) and include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate.

DEFENSIVE POSITION
When the Investment Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.

INVESTMENT STRATEGY AND PHILOSOPHY

The Investment Advisor will seek to identify real estate companies and real estate investments that, in its view, will provide superior returns, focusing on companies and properties that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Advisor tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes each company's management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Advisor believes will be the most profitable to the Fund. The Investment Advisor also considers the effect of the real estate securities markets in general when making investment decisions. The REITs in which the Fund will invest will typically have a market capitalization greater
than $     million.

--------------------------------------------------------------------------------
 22

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund may realize some short-term gains or losses if the Investment Advisor chooses to sell a security because it believes that one or more of the following is true:

+  a security is not fulfilling its investment purpose

+  a security has reached its optimum valuation

+  a particular company or general economic conditions have changed

The higher the turnover rate, the more brokerage commissions the Fund will pay, which may adversely affect performance. Higher turnover may also result in increased distributions of taxable capital gains to shareholders.

OTHER INVESTMENTS

The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment Objective and Policies" in the SAI.

Use of leverage

The Fund may use leverage up to the extent permitted by the 1940 Act, through the issuance of Fund Preferred Shares and/or Borrowings (through the issuance of commercial paper, notes or otherwise).

Subject to market conditions and the Fund's receipt of Aaa/aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund
Preferred Shares representing approximately      % of the Fund's capital
immediately after their issuance. The Fund intends to apply for ratings for the Fund Preferred Shares from a nationally recognized statistical rating organization (most likely Moody's, S&P and/or Fitch IBCA, Inc. ("Fitch")). The Fund presently anticipates that any Fund Preferred Share that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") or Fitch ("AAA"). Fund Preferred Shares will have seniority over the Common Shares but will be subordinated to the rights of counterparties to any interest rate transactions the Fund enters into. The issuance of Fund Preferred Shares will leverage the Common Shares. Any Borrowings will also leverage, and have seniority over, the Common Shares.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after their issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than Borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than Borrowings is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a

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                                                                              23

USE OF LEVERAGE
--------------------------------------------------------------------------------

majority of the Directors of the Fund. The failure to pay the requisite amount of dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See "Description of shares--Fund Preferred Shares."

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on the Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue the Fund Preferred Shares.

Assuming that the Fund Preferred Shares or Borrowings will represent
approximately      % of the Fund's capital and pay dividends or interest or
payment rate set by an interest rate transaction at an annual average rate of
     %, the income generated by the Fund's portfolio (net of estimated expenses)
must exceed      % in order to cover such dividend payments or interest or
payment rates and other expenses specifically related to the Fund Preferred Shares or Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) (net of expenses) of --10%, --5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or
Borrowings representing      % of the Fund's total capital (without taking the
offering expenses and Fund operating expenses into account) and the Fund's currently projected annual Fund Preferred Share dividend rate, Borrowing
interest rate or payment rate set by an interest rate transaction of      %. See
"Leverage risks."

Assumed Portfolio Total Return..................  (10.0)%   (5.0)%      0%     5.0%    10.0%
Common Share Total Return.......................  (    )%  (    )%       %        %        %

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 24

USE OF LEVERAGE
--------------------------------------------------------------------------------

Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on Borrowings) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Leverage risks

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital losses and reduce returns to Common Shareholders.

In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See "Interest rate transactions."

Unless and until Fund Preferred Shares are issued or Borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Interest rate transactions

In seeking to reduce the interest rate risk inherent in our underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as they were on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund

--------------------------------------------------------------------------------
 26

INTEREST RATE TRANSACTIONS
--------------------------------------------------------------------------------

receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

In addition, the Fund may use interest rate transactions in connection with the management of its portfolio securities. See "Portfolio Contents--Strategic Transactions" above for additional information.

Principal risks of the Fund

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

NO OPERATING HISTORY

The Fund is a recently organized, non-diversified, closed-end management investment company with no operating history.

INVESTMENT RISK

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

STOCK MARKET RISK

Your investment in Common Shares represents an indirect investment in the real
estate securities owned by the Fund, at least      % of which are traded on a
national securities exchange or in the over-the-counter markets. However, the
Fund is authorized to invest up to      % of its total assets in illiquid real
estate investments, including privately negotiated equity or debt securities. The value of the Fund's portfolio securities, like other stock market investments, may fluctuate, sometimes rapidly and unpredictably. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the stock market risk. See "Use of leverage" and "Leverage risks."

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

The Fund will not invest in real estate directly, but only in securities issued by global real estate companies, including REITs and real estate operating companies. However, because of the Fund's policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

+  declines in the value of real estate;

+  risks related to general and local economic conditions;

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

+  possible lack of availability of mortgage funds;

+  overbuilding;

+  extended vacancies of properties;

+  increased competition;

+  increases in property taxes and operating expenses;

+  changes in zoning laws;

+  losses due to costs resulting from the clean-up of environmental problems;

+  liability to third parties for damages resulting from environmental problems;

+  casualty or condemnation losses;

+  limitations on rents;

+  changes in neighborhood values and the appeal of properties to tenants;

+  changes in interest rates;

+  financial condition of tenants, buyers and sellers of real estate; and

+  quality of maintenance, insurance and management services.

Thus, the value of the common shares of the Fund may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn in one or more of the general condition of the economy. An economic downturn in one or more of the countries in which the Fund invests could have a material adverse effect on the real estate markets in these countries and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives. Because the Fund has a policy of concentrating its investments in the global real estate market, it is more susceptible to risks associated with that market than a fund that does not concentrate its investments in the global real estate market.

GENERAL REAL ESTATE RISKS

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

--------------------------------------------------------------------------------
 28

PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

RETAIL PROPERTIES
Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operations at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

OFFICE PROPERTIES
Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

HOTEL PROPERTIES
The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

HEALTHCARE PROPERTIES
Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs; and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

MULTIFAMILY PROPERTIES
The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

COMMUNITY CENTERS
Community center properties are dependent upon the successful operation and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

SELF-STORAGE PROPERTIES
The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

INSURANCE ISSUES

Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties which as a result, would adversely impact the Fund's investment performance.

CREDIT RISK

Real estate companies may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a portfolio company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the portfolio company's cash flow may not be sufficient to repay all maturing debt outstanding. In

--------------------------------------------------------------------------------
 30

PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a portfolio company's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the real estate company.

FOREIGN SECURITIES RISK

Under current market conditions, the Fund may invest up to 100% of its total assets in real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"), although it is not the Fund's current intent to do so. Such investments involve certain risks not involved in domestic investments, including, but not limited to:

+  fluctuations in foreign exchange rates;

+  future foreign economic, financial, political and social developments;

+  different legal systems;

+ the possible imposition of exchange controls or other foreign governmental laws or restrictions;

+  lower trading volume;

+ much greater price volatility and illiquidity of certain foreign securities markets;

+  different trading and settlement practices;

+  less governmental supervision;

+  regulatory changes;

+  changes in currency exchange rates;

+  high and volatile rates of inflation;

+  fluctuating interest rates;

+  less publicly available information; and

+ different accounting, auditing and financial record-keeping standards and requirements.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

+  the possibility of expropriation of assets;

+  confiscatory taxation;

+  difficulty in obtaining or enforcing a court judgment;

+  economic, political or social instability;

+ the possibility that an issuer may not be able to make payments to investors outside of the issuer's country; and

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

+  diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

+  growth of gross domestic product;

+  rates of inflation;

+  capital reinvestment;

+  resources;

+  self-sufficiency;

+  balance of payments position; and

+ the tax treatment of the Fund's investments, which may result in certain investments in Foreign Securities being subject to foreign withholding taxes, or to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain.

These risks are often heightened for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see "Risks--Emerging Markets Risk" below.

Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could case the Fund to lose money on its investments in Foreign Securities. The Fund may hold Foreign securities of issuers in so-called "emerging markets" which may entail additional risks.

FOREIGN CURRENCY RISK

Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

EMERGING MARKETS RISK

The Fund may invest in Real Estate Equity Securities of issuers located or doing substantial business in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. To the extent that the Fund does invest in emerging markets, it may face higher political, information, liquidity, regulatory and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging market economies heavily reliant on foreign capital and vulnerable to capital flight.

--------------------------------------------------------------------------------
 32

PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

ENVIRONMENTAL ISSUES

In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on its shares could be reduced.

RECENT EVENTS

The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions.

REIT TAX ISSUES

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a REIT but fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Also, REITs could possibly fail to maintain their exemptions from registration under the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

COMMON STOCK RISK

While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

SMALLER COMPANY RISK

The Fund may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. Even the larger global real estate companies tend to be small to medium-sized companies in comparison to may industrial and service companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.

Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than--and at times will perform differently from--large company stocks such as those found in the Dow Jones Industrial Average.

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                                                                              33

PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

To the extent the Fund invests in preferred stocks and debt securities, there are special risks, including:

+ DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

+ SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

+ LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

+  LIMITED VOTING RIGHTS.  Generally, preferred security holders (such as the
   Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

   In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

+ SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Fund.

+ NEW TYPES OF SECURITIES. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Advisor believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

LEVERAGE RISK

The Fund intends to use leverage by issuing Fund Preferred Shares, representing approximately 35% of the Fund's capital after their issuance or, alternatively, through Borrowings. Leverage is a speculative technique and there are special risks and costs associated with the use of leverage. For a more detailed description of the risks associated with leverage, see "Use of leverage."

INTEREST RATE TRANSACTIONS RISK

The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net

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PRINCIPAL RISKS OF THE FUND
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asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See "Interest rate transactions."

RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

FOCUS RISK

A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. Since each security may represent a significant part of the Fund's overall portfolio, the appreciation or depreciation of that security will have a greater impact on the net asset value of the Fund than it would have had if the Fund invested in a larger number of securities. In addition, if the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had if invested in a larger number of securities.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated "CCC" or higher by S&P or "Caa" or higher by Moody's or unrated securities that are determined by the Investment Advisor to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

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PRINCIPAL RISKS OF THE FUND
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MARKET PRICE DISCOUNT FROM NET ASSET VALUE

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value, or at, below or above the initial public offering price.

Additional risk considerations

PORTFOLIO TURNOVER

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, Fund Preferred Shares dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

DEFLATION RISK

Deflation risk is the risk that the Fund's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund.

STRATEGIC TRANSACTIONS

For general portfolio management purposes, the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate swaps and options and foreign currency transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

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ADDITIONAL RISK CONSIDERATIONS
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INTEREST RATE RISK

Interest rate risk is the risk that fixed-income investments such as preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund portfolio will decline in value due to rising interest rates. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund's dividends and distributions. The Fund intends to utilize leverage, which magnifies interest rate risk.

NON-DIVERSIFIED STATUS

The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation" in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company and the Fund may make investments in real estate and joint ventures that are not treated as securities under the Code, an investment in the Fund presents greater risk to you than an investment in a diversified company.

ANTI-TAKEOVER PROVISIONS

Certain provisions of the Fund's Charter and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change its structure. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter, and conversion to open-end status. See "Description of shares" and "Certain provisions of the Charter and By-Laws."

ILLIQUID INVESTMENTS

The Fund may invest up to      % of its total assets in illiquid real estate
investments, including direct interests in real estate and privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Advisor believes it is desirable to do so. Investments in illiquid real estate are also more difficult to value and the Investment Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid

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ADDITIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

real estate may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid real estate may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid real estate. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the U.S. federal securities laws, which investments are liquid or illiquid. Investments in illiquid real estate will be priced at fair value as determined in good faith by the Board of Directors or its delegate.

RECENT DEVELOPMENTS

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares, the Fund Preferred Shares and any Borrowings. Further, additional terrorist attacks, the aftermath of the war with Iraq, events in the Middle East or other geopolitical events could affect the U.S. or world economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.

Management of the Fund

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, Investment Advisor, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Advisor, subject always to the investment objective and policies of the Fund and to the general oversight of the Board of Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT MANAGER

Deutsche Asset Management, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general oversight of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of March 31, 2004 had total
assets of approximately $          billion under management. The Investment
Manager is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank A.G. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Advisor the responsibility for the day-to-day management of the Fund's investment portfolio.

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MANAGEMENT OF THE FUND
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INVESTMENT ADVISOR

RREEF America L.L.C., with offices located at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Fund's Investment Advisor. Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. RREEF America L.L.C., a registered investment adviser, was formed in 1975 and its current clients include pension plans and endowment funds. It is a leading U.S.-based real estate investment manager which as of
March 31, 2004 had approximately $          billion in real estate assets under
management (including assets in non-securities real estate accounts), of which
$          billion represented assets in real estate securities accounts. The
Investment Advisor, with offices in Chicago, San Francisco and New York, is
managed by                principals with an average of                years of
experience in real estate investing and employs                real estate
professionals. The Investment Advisor also serves as adviser to Scudder RREEF Real Estate Fund, Inc. (AMEX ticker symbol SRQ) and Scudder RREEF Real Estate Fund II, Inc. (AMEX ticker symbol SRO), each a closed-end fund, with
$          million and $          million, respectively, in assets as of March
31, 2004.

The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. DB Real Estate is one of the largest advisers of combined real property and real estate equity
securities globally with more than $          billion in assets under management
(as of March 31, 2004) and [     ] professionals.

The Fund will also be supported by Scudder Investments, the North American retail distribution arm of Deutsche Asset Management, which has significant resources and experience marketing and servicing investment products, including
a dedicated closed-end fund team that manages                funds with
approximately $          billion in assets as of March 31, 2004.

INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

Under its Investment Management Agreement with the Fund, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for

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distribution services, subject to the general oversight of the Board of
Directors of the Fund. The Investment Manager also provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of % of the average daily total managed assets of the Fund. Total managed assets equals the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares plus the principal amount of any Borrowings. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. The Investment Manager, and not the Fund, pays the Investment Advisor. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. See "Summary of Fund expenses." When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets, which includes the liquidation preference of any Fund Preferred Shares and the principal amount of Borrowings. See "Use of leverage." Because the fees paid to the Investment Manager are determined on the basis of the Fund's total managed assets, the Investment Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manager is authorized to appoint certain of its affiliates as sub-advisors to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated sub-advisors. These affiliated subadvisors must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the independent Directors. The advisory fee rates paid by the Fund would not increase as a result of any such action since all fees incurred by a sub-advisor will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-advisor.

Under its Investment Advisory Agreement with the Fund, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments.

INVESTMENT MANAGEMENT TEAM

The Fund's investments are selected by an investment management team of portfolio managers, research analysts, and traders from the Securities Division of the Investment Advisor who share ideas

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and responsibility for managing the Fund's investments. As of the date of this
Prospectus, the portfolio managers on the investment management team are:

KAREN J. KNUDSON
Principal, Portfolio Manager, Real Estate Securities
Ms. Knudson has over 20 years of real estate experience, specializing in the area of REITs. Prior to joining the Investment Advisor, she was Senior Vice President and CFO of Security Capital Group, an advisor at that time to two NYSE listed REITs. Previously, Ms. Knudson was President of Bailard, Biehl and Kaiser Real Estate Investment Trust, a private REIT, in addition to acting as the firm's Director of Real Estate and Research and Portfolio Manager. Ms. Knudson is principal in charge of RREEF Real Estate Securities which manages equity REIT portfolios for institutional investors. Ms. Knudson is an active member of the National Association of Real Estate Investment Trusts ("NAREIT") and has served as a member of the Board of Governors.

JOHN F. ROBERTSON, CFA
Principal, Portfolio Manager, Real Estate Securities
Prior to joining the Investment Advisor, Mr. Robertson was an Assistant Vice President for Lincoln Investment Management, Inc., where he was responsible for REIT research for the Delaware Pooled Trust Real Estate Fund, a competitive mutual fund affiliate. Prior to that, he underwrote and managed commercial mortgage loans on office, industrial, retail, multifamily and hotel properties for Lincoln. He also worked as a consultant with Ernst & Young's Special Services Group, where he specialized in the valuation of all types of income producing real estate. Mr. Robertson holds a CFA designation and is an associate member of NAREIT.

MARK D. ZEISLOFT, CFA
VP, Portfolio Manager, Real Estate Securities
Mr. Zeisloft has over 12 years of experience in the area of financial and company analysis and holds the CFA designation. Mr. Zeisloft spent his first 11 professional years with The First National Bank of Chicago. Prior to joining the Investment Advisor in June, 1996, Mr. Zeisloft held the position of Vice President/Credit Officer for the Corporate Real Estate/REIT group, as well as Vice President/Asset Manager in the Real Estate Asset Management division. He is a member of the International Council of Shopping Centers (ICSC) and an associate member of NAREIT.

OTHER SERVICE PROVIDERS
Scudder Fund Accounting Services has been retained to provide the Fund with certain accounting services. State Street Bank and Trust Company serves as the Fund's custodian and Scudder Investment Service Company has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See "Custodian, transfer agent, dividend disbursing agent, registrar and shareholder servicing agent."

The Investment Manager has retained                to act as shareholder
servicing agent for the Fund. In consideration of these services, the Investment
Manager will pay                a fee equal on an annual basis to      % of the
Fund's average daily total managed assets. This fee will be an expense of the Investment Manager and not the Fund. See "Custodian, transfer agent, dividend disbursing agent, registrar and shareholder servicing agent."

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Dividends and distributions

LEVEL RATE DIVIDEND POLICY

Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund's ability to maintain a level rate dividend policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and any undistributed ordinary income after paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares or making interest and required principal payments on Borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the completion of this offering, depending upon market conditions. The net income of the Fund consists of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. The Fund currently expects that a portion of its distributions will consist of net capital gain and amounts in excess of investment company taxable income derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. To permit the Fund to maintain a more stable monthly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See "Taxation."

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Fund's transfer agent and dividend disbursing agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the

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DIVIDENDS AND DISTRIBUTIONS
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valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital
gains distribution or, if such date is not an                Stock Exchange
trading date, then the next preceding                Stock Exchange trading
date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Fund's transfer agent and dividend disbursing agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in U.S. funds and be sent by first-class mail, postage prepaid, only to the following address: Scudder Global RREEF Real Estate Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, 811 Main Street, Kansas City, MO 64105-2005 (800-294-4366).

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

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Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Fund's transfer agent and dividend disbursing agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Fund's transfer agent and dividend disbursing agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Fund's transfer agent and dividend disbursing agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Fund's transfer agent and dividend disbursing agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Fund's transfer agent and dividend disbursing agent will deliver to such Participant, without charge, a certificate or certificates for the full shares. The Fund's transfer agent and dividend disbursing agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Fund's transfer agent and dividend disbursing agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund's transfer agent and dividend disbursing agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Fund's transfer agent and dividend disbursing agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Fund's transfer agent and dividend disbursing agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's transfer agent and dividend disbursing agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's transfer agent and dividend disbursing agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

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DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Upon any termination the Fund's transfer agent and dividend disbursing agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund's transfer agent and dividend disbursing agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax that may be payable on such dividends and distributions. The Fund's transfer agent and dividend disbursing agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to U.S. income tax withholding will have their dividends and distributions reinvested net of withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under
Section 3406 of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his or her taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the Internal Revenue Service has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the Internal Revenue Service notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them.

The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund's transfer agent and dividend disbursing agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or transfer agent and dividend disbursing agent under the Plan's terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund's transfer agent and dividend disbursing agent under the Plan's terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders

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                                                                              45

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Fund's transfer agent and dividend disbursing agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.

Closed-end structure

The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at "net asset value." Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund's investments.

By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See "Repurchase of shares." The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

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 46

--------------------------------------------------------------------------------

Possible conversion to open-end status

The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders. See "Certain provisions of the Charter and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no
longer be listed on the           Stock Exchange. Conversion to open-end status
could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

Repurchase of shares

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see "Repurchase of Shares" in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders generally and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act. See "Taxation" in the SAI for a description of the potential tax consequences of a share repurchase.

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                                                                              47

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Taxation

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses (collectively, "ordinary income dividends") are generally taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated by the Fund as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Individual shareholders who satisfy certain holding period and other requirements are generally taxed on ordinary income dividends received from the Fund at long-term capital gains rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" is generally dividends from U.S. corporations and certain foreign corporations. However, dividends from a REIT generally will not constitute "qualified dividend income." Accordingly, most of the ordinary income dividends paid by the Fund will not be eligible for taxation at the long-term capital gains rates.

A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a nontaxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

If the Fund pays a dividend or distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

Each year, we will notify you of the tax status of dividends and other distributions you received from the Fund.

If you sell your Fund shares, or have shares repurchased by the Fund, you may realize a gain or loss. Such gain or loss will generally be a capital gain or loss and will be long-term or short-term, depending generally on your holding period for the shares.

We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you

+  fail to provide us with your correct taxpayer identification number;

+  fail to make required certifications; or

+ have been notified by the Internal Revenue Service that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income and gains that it distributes to shareholders. If the Fund

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 48

TAXATION
--------------------------------------------------------------------------------

distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes.

CERTAIN FOREIGN TAX CONSIDERATIONS
Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. If more than 50% of the fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make such an election, you would be required to take into account an amount equal to your pro rata share of the foreign taxes paid by the Fund in computing your taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against your U.S. federal income taxes.

The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" (as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, such investments may, among other things, cause the Fund to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain. Furthermore, dividend income received from a passive foreign investment company is not treated as qualified dividend income.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER REGARDING THE PARTICULAR CONSEQUENCES OF INVESTING IN THE FUND.

Description of shares

COMMON SHARES

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share. The Common Shares have no preemptive, conversion, exchange, appraisal or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued, will be, fully paid and nonassessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there are no Fund Preferred Shares outstanding, the holders of more than 50% of the Common Shares will elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Fund Preferred Shares or Borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. The Fund's Board of Directors, with the approval of a majority of the entire board, but without any action by the shareholders of the Fund, may amend the Fund's Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue. The Fund's Common Shares
have been approved for listing on the                Stock Exchange upon notice
of issuance under the symbol "          ." Under the rules of the
               Stock Exchange applicable to listed companies, the Fund will be required to

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                                                                              49

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under "Fund Preferred Shares" and "Certain provisions of the Charter and By-Laws" and above under "Possible conversion to open-end status" are subject to the provisions contained in the Fund's Charter and By-Laws.

FUND PREFERRED SHARES

Of the 250,000,000 shares the Fund is authorized to issue, 10,000,000 shares are classified as Fund Preferred Shares, $0.01 par value per share. The Fund's Charter authorizes the Board of Directors, without approval of the Common Shareholders, to determine the designation of and to set the terms of the Fund Preferred Shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms and conditions of redemption prior to issuance. The Fund Preferred Shares may be issued in series.

The Fund's Board of Directors has indicated its intention to authorize an
offering of Fund Preferred Shares (representing approximately      % of the
Fund's capital immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, the Fund's receipt of a AAA/Aaa credit rating on the Fund Preferred Shares and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board of Directors has indicated that the preference on distribution, liquidation preference, and redemption provisions of the Fund Preferred Shares will likely be as stated below.

LIMITED ISSUANCE OF FUND PREFERRED SHARES
Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less liabilities other than Borrowings, measured immediately after issuance of the Fund Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately
     % of the value of the Fund's total assets less liabilities other than Borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

DISTRIBUTION PREFERENCE
The Fund Preferred Shares will have complete priority over the Common Shares.

LIQUIDATION PREFERENCE
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

VOTING RIGHTS
Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by

--------------------------------------------------------------------------------
 50

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

applicable law or the Fund's Charter, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

REDEMPTION, PURCHASE AND SALE OF FUND PREFERRED SHARES
The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Use of leverage."

The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Charter.

As of the date of this prospectus, Deutsche Asset Management, Inc. owned of record and beneficially shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

Certain provisions of the Charter and By-Laws

The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. On the first day on which the Fund has more than one stockholder of record, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. Additionally, the Fund's By-Laws provide that the vote required to elect directors is (1) the vote of the holders of a majority of the shares of common stock and preferred stock outstanding and entitled to vote thereon, voting together as a single class, or (2) in the case of directors elected by the holders of preferred stock voting separately as a class, the vote of the holders of a majority of the shares of preferred stock outstanding and entitled to vote thereon. It is possible that no nominee will receive the required vote. In the case of a failure to elect one or more directors because the nominees receive votes constituting less than the required vote, the incumbent directors would hold over and continue to direct the management of the business and affairs of the Fund until the next election of directors and until their successors are duly elected and qualify. A director may be removed from office only for cause and then only by the affirmative vote of the holders of at least 80% of the votes entitled to be cast generally in the election of directors. The Charter provides that any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the

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                                                                              51

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS
--------------------------------------------------------------------------------

remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his successor is elected and qualifies.

The affirmative vote of at least 80% of the entire Board of Directors is required to approve the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund's common stock and preferred stock entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party. The affirmative vote of at least 80% of the votes of the Fund's common stock and preferred stock entitled to be cast thereon, each voting as a separate class, will be required to amend the Fund's Charter to change any of the provisions in this paragraph, the preceding paragraph and the subsequent two paragraphs, unless such action previously has been approved by the affirmative vote of 80% of the Continuing Directors, in which case no stockholder vote shall be required to approve such amendment unless otherwise provided in the Charter or required by law.

The affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund's common stock and preferred stock entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding
       (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund,
       (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by

--------------------------------------------------------------------------------
 52

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS
--------------------------------------------------------------------------------

       the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

However, the voting requirements described above will not be required with respect to a Business Combination if it is approved by a vote of at least 80% of the Continuing Directors (as defined above), or certain pricing and other conditions specified in the Charter are met. In such cases, with respect to a Business Combination described in (i) or (iii) above (if the transfer or other disposition is one with respect to which a stockholder vote is required under Maryland law), the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to authorize the transaction. In such cases, with respect to any other Business Combination, no stockholder vote is required. Further, with respect to a transaction described in (iv) above, if it is approved by a vote of at least 80% of the Continuing Directors, a majority of the votes entitled to be cast by the shareholders will be sufficient to authorize the transaction.

The By-Laws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by the Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notices procedures of the By-Laws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by the Board of Directors or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the By-Laws. The By-Laws also establish certain procedures and requirements relating to the calling of stockholder-requested special meetings.

The Board of Directors has determined that the foregoing voting requirements, which are in some instances greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund.

Reference is made to the Charter and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underwriting

The underwriters named below (the "Underwriters"), acting through
               ,           , as lead manager, and                ,           as
their representatives (together with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund, the Investment Manager and the Investment Advisor, to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                                NUMBER OF
UNDERWRITERS                                                  COMMON SHARES
---------------------------------------------------------------------------
                        ....................................
                        ....................................
  Total.....................................................
                                                              =============

The Fund has granted to the Underwriters an option, exercisable for 45 days from
the date of this Prospectus, to purchase up to an additional           Common
Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of up
to $     per Common Share (     % of the public offering price per common
share). The Representatives have advised the Fund that the Underwriters may pay
up to $     per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $
per Common Share to certain other dealers who sell shares. Investors must pay
for any Common Shares purchased on or before           , 2004.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Investment Manager and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares.

The Fund, the Investment Manager and the Investment Advisor have agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act.

The Fund has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund's Dividend Reinvestment Plan, and issuances in connection with any offering of preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

--------------------------------------------------------------------------------
 54

UNDERWRITING
--------------------------------------------------------------------------------

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the American Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

Custodian, transfer agent, dividend disbursing agent, registrar and shareholder servicing agent

State Street Bank and Trust Company, whose principal business address is One Heritage Drive, North Quincy, MA 02171 has been retained to act as custodian of the Fund's investments and Scudder Investment Service Company, whose principal business address is 811 Main Street, Kansas City, MO 64105-2005, has been retained to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank and Trust Company nor Scudder Investment Service Company has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. Scudder Fund Accounting Corporation, whose principal business address is Two International Place, Boston, MA 02110, has been retained to serve as accounting agent.

Reports to shareholders

The Fund will send unaudited semi-annual and audited annual reports to its shareholders.

Validity of the shares

The validity of the shares offered hereby is being passed on for the Fund by Willkie Farr & Gallagher LLP, New York, New York, and certain other legal
matters will be passed on for the Underwriters by           . Venable LLP will
opine on certain matters pertaining to Maryland law. Willkie Farr & Gallagher
LLP and           may rely as to certain matters of Maryland law on the opinion of Venable LLP.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of contents of the
Statement of Additional Information

                               PAGE
------------------------------------------------------------------
Investment Objective and Policies...........................    1
Use of Leverage.............................................    3
Investment Restrictions.....................................    6
Management of the Fund......................................    7
Compensation of Directors...................................    9
Investment Advisory and Other Services......................    9
Portfolio Transactions and Brokerage........................   12
Determination of Net Asset Value............................   13
Repurchase of Shares........................................   14
Taxation....................................................   15
Counsel and Independent Auditors............................   20
Additional Information......................................   20
Statement of Assets and Liabilities.........................   21
Report of Independent Auditors..............................   23
Ratings of Investments (Appendix A).........................  A-1

--------------------------------------------------------------------------------
 56

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED APRIL 5, 2004
--------------------------------------------------------------------------------

[Scudder Global RREEF Real Estate Fund, Inc. LOGO]
875 NORTH MICHIGAN AVENUE
CHICAGO, ILLINOIS 60611
888-897-8480
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
               , 2004

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SCUDDER GLOBAL RREEF REAL ESTATE FUND,
INC., DATED             , 2004, AS SUPPLEMENTED FROM TIME TO TIME (THE
"PROSPECTUS"). THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

--------------------------------------------------------------------------------

Table of contents

                               PAGE
------------------------------------------------------------------
Investment objective and policies...........................    1
Use of leverage.............................................    3
Investment restrictions.....................................    6
Management of the Fund......................................    7
Compensation of Directors and certain officers..............    9
Investment advisory and other services......................    9
Portfolio transactions and brokerage........................   12
Determination of net asset value............................   13
Repurchase of shares........................................   14
Taxation....................................................   15
Counsel and independent auditors............................   20
Additional information......................................   20
Report of independent auditors..............................   23
Ratings of investments (Appendix A).........................  A-1

--------------------------------------------------------------------------------
                                                                               I

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

Scudder Global RREEF Real Estate Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company organized
as a Maryland corporation on           , 2004. Much of the information contained
in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. You should not invest in the Fund without first reading the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES
ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval; however, the Fund will not change its non-fundamental investment policies without first providing written notice to shareholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

Under normal market conditions, the Fund will invest substantially all but not less than 80% of its total assets in income-producing global "Real Estate Equity Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants, convertible securities and other equity securities issued by global real estate companies, such as real estate investment trusts ("REITs"). The Fund, under normal market conditions, will invest in Real Estate
Equity Securities primarily in developed countries but may invest up to      %
of its total assets in Real Estate Equity Securities of companies domiciled in emerging markets countries. Under normal market conditions, the Fund expects to
have investments in at least [          ] countries, including the United
States.

GLOBAL REAL ESTATE COMPANIES

An issuer is considered a global real estate company if, in the opinion of RREEF America, L.L.C. (the "Investment Advisor"), at the time its securities are purchased by the Fund (i) at least 50% of its revenues are attributed to the ownership, construction, financing, management or sale of real estate or (ii) such issuer has at least 50% of its assets invested in such real estate.

REAL ESTATE INVESTMENT TRUSTS

A REIT is a pooled investment vehicle dedicated to owning income-producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated,
although not required, that under normal market conditions at least      % of
the Fund's investments in REITs will consist of securities issued by Equity
REITs. At least      % of the Fund's total assets will be invested in
income-producing equity securities issued by REITs.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES
ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS
--------------------------------------------------------------------------------

PREFERRED STOCKS

Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Advisor's assessment of market conditions.

LOWER-RATED SECURITIES

Securities rated non-investment grade (i.e., lower than Baa by Moody's Investors Service Inc. ("Moody's") or lower than BBB by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")) are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in securities rated CCC or higher by S&P, or rated Caa or higher by Moody's, or equivalent unrated securities. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund may
invest no more than      % of its total assets in preferred stock or debt
securities rated below investment grade or unrated securities of comparable quality. This is a fundamental investment policy. In addition, the Fund will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A.

ILLIQUID SECURITIES

A security is illiquid if, for legal or market reasons, it cannot be sold promptly (i.e., within seven days) at a price which approximates its fair value.
Up to      % of the Fund's assets may be invested in illiquid investments, including direct investments in real estate and privately-negotiated equity or debt securities.

CASH RESERVES

The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

In entering into a repurchase agreement for the Fund, the Investment Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

--------------------------------------------------------------------------------
 2

USE OF LEVERAGE
--------------------------------------------------------------------------------

USE OF LEVERAGE

The Fund may use leverage through the issuance of preferred stock ("Fund Preferred Shares") and/or borrowings (through the issuance of commercial paper, notes or otherwise). Subject to market conditions and the Fund's receipt of AAA/aaa credit rating on the Fund Preferred Shares, approximately one to three months after the completion of the offering of the Common Shares, the Fund
intends to offer Fund Preferred Shares representing approximately      % of the
Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage your investment in Common Shares. Any issuance of commercial paper or notes or borrowing will have seniority over the Common Shares. Throughout this Statement of Additional Information, commercial paper, notes or borrowings may be collectively referred to as "Borrowings."

Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowing is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund's ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which could have a material adverse effect on the value of the Common Shares. See "Description of Shares--Fund Preferred Shares" in the Prospectus.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating

--------------------------------------------------------------------------------

USE OF LEVERAGE
--------------------------------------------------------------------------------

on the Fund Preferred Shares (expected to be AAA/aaa), the Fund will not issue the Fund Preferred Shares.

During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Shareholders bear the cost of the Fund's fees and expenses.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

LEVERAGE RISK

The use of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

In addition, such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

Unless and until the borrowings for leverage or Fund Preferred Shares are issued, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

INTEREST RATE TRANSACTIONS

In order to reduce the interest rate risk inherent in our underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the

--------------------------------------------------------------------------------
 4

USE OF LEVERAGE
--------------------------------------------------------------------------------

counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the its Common Shares as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a ceiling on leverage expenses. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the its leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter-party defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter-party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Investment Advisor believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Furthermore, the Investment Advisor will continually monitor the financial stability of a counter-party to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund's seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

 1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; in addition to the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

 2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

 3. Purchase or sell real estate except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets;

 4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in futures contracts, options thereon and such similar instruments and may invest in securities or other instruments backed by physical commodities;

 5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

 6. Purchase preferred stock and debt securities rated, at the time of investment, below investment grade and unrated securities of comparable quality, if, as a result, more than 20% of the Fund's total assets would then be invested in such securities;

 7. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

 8. Enter into short sales unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contract and options are not deemed to constitute selling securities short;

 9. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

 10. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings or permitted strategies;

 11. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin; or

 12.  Invest for purposes of exercising control over management.

The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not

--------------------------------------------------------------------------------
 6

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. "Majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 12 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

Fund Name. The Fund has a non-fundamental policy of investing substantially all but not less than 80% of its total assets in equity securities of global real estate companies, as the Fund's name suggests. The Fund will measure the percentage at the time an investment is made, not later, and the Fund's 80% investment policy will not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment. If market fluctuations or shareholder actions cause the Fund's investments to fall below the name policy limit, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Investment Advisor believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from its name policy. For example, the Fund may depart from its name policy to avoid losses caused by adverse market, economic, political, or other conditions. If the Board of Directors of the Fund changes the Fund's 80% investment policy to permit the Fund to invest less than 80% of its total assets in global real estate companies, the Fund will provide shareholders with at least 60 days' prior notice of such change.

MANAGEMENT OF THE FUND

The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, Investment Advisor, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Advisor, subject always to the investment objective and policies of the Fund and to the general supervision of the
Directors. As of             , 2004, the Directors and officers as a group
beneficially owned, directly or indirectly, less than      % of the outstanding
shares of the Fund.

The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each Director and each such officer is also a director or officer of one or more other investment companies advised by the Investment Advisor and its affiliates. The Director is an "interested person" of the Fund, as that term is defined in the 1940 Act, by virtue of his relationship with the Fund and the Investment Manager.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTOR AND OFFICERS OF THE TRUST

                                                                                              NUMBER OF
                                                                                             FUNDS IN THE
                               POSITION WITH THE                                             FUND COMPLEX
                                FUND AND LENGTH            BUSINESS EXPERIENCE AND          TO BE OVERSEEN
NAME AND BIRTH DATE             OF TIME SERVED      DIRECTORSHIPS DURING THE PAST 5 YEARS   BY DIRECTOR(1)
----------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Richard T. Hale(2)*           Director, Chairman    Managing Director, Deutsche                  202
7/17/45                       of the Board and      Investment Management Americas Inc.
                              Chief Executive       (2003 to present); Managing Director,
                              Officer since 2004    Deutsche Bank Securities Inc.
                                                    (formerly Deutsche Banc Alex. Brown
                                                    Inc.) and Deutsche Asset Management
                                                    (1999 to present); Director and
                                                    President, Investment Company Capital
                                                    Corp. (registered investment advisor)
                                                    (1996 to present); Director, Deutsche
                                                    Global Funds, Ltd. (2000 to present),
                                                    CABEI Fund (2000 to present), North
                                                    American Income Fund (2000 to
                                                    present) (registered investment
                                                    companies); Director, Scudder Global
                                                    Opportunities Fund (since 2003);
                                                    Director/Officer Deutsche/ Scudder
                                                    Mutual Funds (various dates);
                                                    President, Montgomery Street Income
                                                    Securities, Inc. (2002 to present)
                                                    (registered investment companies);
                                                    Vice President, Deutsche Asset
                                                    Management, Inc. (2000 to present).
                                                    Chartered Financial Analyst.
                                                    Formerly, Director, ISI Family of
                                                    Funds (registered investment
                                                    companies; 4 funds overseen)
                                                    (1992-1999).

--------------------------------------------------------------------------------
 8

DIRECTOR AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

                                 POSITION WITH THE
                                   FUND AND LENGTH                           BUSINESS EXPERIENCE AND
NAME AND BIRTH DATE                 OF TIME SERVED             DIRECTORSHIPS DURING THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------
OFFICERS
Bruce A. Rosenblum(3)         Secretary since 2004   Director, Deutsche Asset Management. Director,
9/14/60                                              Deutsche Asset Management (April 2000 to
                                                     present); Formerly, Vice President and
                                                     Department Head, BT Alex. Brown Incorporated
                                                     (now Deutsche Bank Securities Inc.)
Charles A. Rizzo(3)           Treasurer since 2004   (1998-1999); Senior Manager, Coopers & Lybrand
8/5/57                                               L.L.P. (now PricewaterhouseCoopers LLP) (1993-
                                                     1998).

------------
(1) As of         , 2004 the total number of Funds in the Fund Complex is [  ].
(2) Mr. Hale is a director who is an "interested person" within the meaning of
    Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
(3) Messrs. Rosenblum and Rizzo also hold similar positions for other investment companies for which Deutsche Asset Management, Inc. or an affiliate serves as the adviser.

Compensation of Directors and Certain Officers

The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending
            , 2004 and the aggregate compensation paid by the fund complex of
which the Fund is a part for the fiscal year ended             , 2004. Officers
of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an
annual retainer of $          , and a fee of $          for each meeting
attended and is reimbursed for the expenses of attendance at such meetings. In the column headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                                                TOTAL COMPENSATION
                                                                     AGGREGATE                      FROM FUND
                                                                    COMPENSATION                 COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS                  FROM FUND                      DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Richard T. Hale, Director*

------------
* "Interested person" of the Fund, as defined in the 1940 Act, because of his affiliation with the Investment Manager.

Investment Advisory and Other Services

THE INVESTMENT MANAGER AND ADVISOR

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), with headquarters at 345 Park Avenue, New York, NY 10154, is the Fund's investment manager pursuant to an Investment Management Agreement. Under the supervision of the Board of Directors, the Investment Manager makes the Fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Investment Manager provides a full range of global investment advisory services to institutional and retail
clients, and as of                , 2004, had total assets of approximately
$          billion under management. The Investment Manager is

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., DeAM, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Advisor the responsibility for the day-to-day management of the Fund's investment portfolio.

RREEF America L.L.C., with offices located at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Fund's Investment Advisor. Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. RREEF America L.L.C., a registered investment adviser, was formed in 1975 and its current clients include pension plans and endowment funds. It is a leading U.S.-based real estate investment manager which as of
               , 2004 had approximately $          billion in real estate assets
under management (including assets in non-securities real estate accounts), of
which $     represented assets in real estate securities accounts. With offices in Chicago, San Francisco and New York, the Investment Advisor is managed by
     principals with an average of      years of experience in real estate
investing and employs      real estate professionals. The Investment Advisor
also serves as adviser to Scudder RREEF Real Estate Fund, Inc. (AMEX ticker symbol SRQ) and Scudder RREEF Real Estate Fund II, Inc. (AMEX ticker symbol
SRO), closed-end funds with $          and $          million in assets,
respectively, as of                , 2004. These funds have investment
objectives and policies that are similar to those of the Fund.

The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. DB Real Estate is one of the largest advisers of combined real property and real estate equity
securities globally with more than $     billion in assets under management and
     professionals as of                , 2004.

For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of
     % of the average daily managed assets of the Fund (which equals the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings used for leverage). [This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities.] In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any Fund Preferred Shares and the principal amount of Borrowings for leverage. See "Use of Leverage." Because the fees paid to the Investment Manager are determined on the basis of the Fund's managed assets, the Investment

--------------------------------------------------------------------------------
 10

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

The Investment Management Agreement provides that the Investment Manager shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Advisor of its obligations and duties under the Investment Management Agreement.

The Investment Management Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by the Investment Manager.

To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manger is authorized to appoint certain of its affiliates as investment advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated investment advisers. These affiliated investment advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Directors. The advisory fee rates paid by the Fund would not increase as a result of any such action since all fees incurred by an investment adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such investment adviser.

Under its Investment Advisory Agreement with the Fund, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments.

The Investment Advisory Agreement provides that the Investment Advisor shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by the Investment Advisor of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Advisory Agreement may be terminated without penalty upon 60 days' written notice by the Investment Manager to the Investment Advisor or upon 90 days' written notice by the Investment Advisor to the Investment Manager or by a majority vote of the outstanding voting securities of the Fund, and automatically terminates in the event of the termination of the Fund's Investment Advisory Agreement or in the event of its assignment.

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments and Scudder Service Company, which has its principal business office at 811 Main Street, Kansas City, MO 64105-2005, has been retained to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank and Trust Company nor Scudder Service Company has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

The Fund, Investment Manager and Investment Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's pre-clearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

PRIVACY POLICY

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to employees of its service providers with a legitimate business need for the information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

--------------------------------------------------------------------------------
 12

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund.

Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

DETERMINATION OF NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Advisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

Repurchase of shares

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at or below net asset value, or the conversion of the Fund to an open-end investment company. The Board of Directors may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able

--------------------------------------------------------------------------------
 14

REPURCHASE OF SHARES
--------------------------------------------------------------------------------

to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency,
(e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to or near their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at or below net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAXATION

The following is intended to be a general summary of certain Federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. It is not intended as a complete discussion of all of the potential Federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

THE FUND AND ITS INVESTMENTS

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify each taxable year. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, the Fund must derive at least 90% of its gross income from dividends (including dividends from REITs), interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign

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                                                                              15

TAXATION
--------------------------------------------------------------------------------

currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities (including stock of REITs) limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain, and be subject to income or excise tax on, a portion of its capital gains or other income if it appears to be in the interest of the Fund.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions, however, would be eligible (i) to be treated as qualified dividend income (as described below) in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

--------------------------------------------------------------------------------
 16

TAXATION
--------------------------------------------------------------------------------

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Investment Advisor does not intend on behalf of the Fund to invest in REITs where a substantial portion of the assets of the REIT consists of residual interests in REMICs.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount

--------------------------------------------------------------------------------

TAXATION
--------------------------------------------------------------------------------

required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

TAXATION OF U.S. SHAREHOLDERS

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains, regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains realized by the Fund) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain (currently at a maximum rate of 15%). Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gain rates will generally apply to the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year. For this purpose, "qualified dividend income" generally means dividends received by the Fund after December 31, 2002 from U.S. corporations and qualified foreign corporations. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

In order for a portion of the dividends received by a shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or
(4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with

--------------------------------------------------------------------------------
 18

TAXATION
--------------------------------------------------------------------------------

the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

If an individual receives a dividend qualifying for the long-term capital gain rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

A portion of the Fund's gross income may be attributable to dividends on equity securities that are eligible for the dividends received deduction. Corporate shareholders that are otherwise eligible to claim the dividends received deduction generally can deduct 70% of the portion of the Fund's regular dividends that is attributable to such dividend income. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under Federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid).

Capital gain distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled is disclosed in the Fund's annual and semi-annual reports to shareholders.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the Federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

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                                                                              19

TAXATION
--------------------------------------------------------------------------------

Backup Withholding. The Fund may be required to withhold, for Federal income tax purposes, a portion of the dividends and distributions (and redemption proceeds, if any) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's Federal income tax liability.

Other Taxes. Shareholders of the Fund may also be subject to state, local, foreign and other taxes on distributions received from the Fund and on the sale or exchange of the Fund's shares.

Reporting Requirements. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

COUNSEL AND INDEPENDENT AUDITORS

Willkie Farr & Gallagher LLP serves as counsel to the Fund, and is located at
787 Seventh Avenue, New York, New York 10019.                has been appointed
as independent auditors for the Fund. The Statement of Assets and Liabilities of
the Fund as of             , 2004 and the Statement of Operations of the Fund
for the one day then ended included in this Statement of Additional Information
has been so included in reliance on the report of                , independent
auditors, given on the authority of the firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

--------------------------------------------------------------------------------
 20

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SCUDDER RREEF REAL ESTATE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF             , 2004

Assets:
  Cash......................................................  $100,000.82
  Deferred Offering Costs...................................
  Receivable from adviser...................................
     Total Assets...........................................
Liabilities:
  Accrued expenses..........................................
  Payable for organization costs............................
Total Liabilities...........................................
Net Assets applicable to        shares of $.01 par value
  common stock outstanding..................................
Net asset value per Common Shares outstanding ($100,002.82
  divided by        Common Shares outstanding)..............

STATEMENT OF OPERATIONS
FOR THE ONE DAY ENDED             , 2004

Investment Income...........................................  $
Expenses:
  Organization costs........................................
  Expense reimbursement.....................................
     Total expenses.........................................
Net investment income.......................................  $

NOTES TO FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION
Scudder Global RREEF Real Estate Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ("Shares") under the
Securities Act of 1933, as amended, and the sale of      shares ("Initial
Shares") for $     to Deutsche Asset Management, Inc. The proceeds of such
Initial Shares in the Fund were invested in cash. There are      shares of $0.01
par value common stock authorized.

Deutsche Asset Management, Inc. or an affiliate has agreed to reimburse all
organization expenses (approximately $     ) and pay all offering costs (other
than the sales load) that exceed $     per Common Share.

NOTE 2: ACCOUNTING POLICIES
The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT
The Fund has entered into an Investment Management Agreement with Deutsche Asset Management, Inc. (the "Investment Manager"), under which the Investment Manager will provide investment advisory services for the Fund. For providing these services, the Investment Manager will receive a fee from the Fund, accrued daily
and paid monthly, at an annual rate equal to      % of the average daily managed
assets of the Fund. Managed assets is the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage.

--------------------------------------------------------------------------------
 22

--------------------------------------------------------------------------------

Report of independent auditors

To the Shareholder and Board of Directors of SCUDDER GLOBAL RREEF REAL ESTATE FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities and the related statement of Scudder Global RREEF Real Estate Fund, Inc. (the "Fund") at
            , 2004 and the results of its operations for the one day then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          [city],           [state]
            , 2004

--------------------------------------------------------------------------------

                                                                      APPENDIX A
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM
"AAA"--An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A"--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C"--Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"--An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C"--A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D"--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also

--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

"r"--The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

"N.R."--The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM
"A-1"--A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"--A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"--A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"--A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

"C"--A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"--A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM
"Aaa"--Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"--Bonds rated "Aa" are judged to be of high quality by all standards.

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RATINGS OF INVESTMENTS
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Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A"--Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa"--Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"--Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"--Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"--Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"--Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C"--Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK
Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

"aaa"--An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa"--An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

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                                                                            A- 3
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"a"--An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa"--An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

"ba"--An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b"--An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa"--An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca"--An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c"--This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

+  Leading market positions in well-established industries.

+  High rates of return on funds employed.

+ Conservative capitalization structure with moderate reliance on debt and ample asset protection.

+ Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

+ Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt

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protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as "D."

Characters normally expressed as superscript shall be preceded by "pp."

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                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements:
     Part A--None
     Part B--Report of Independent Accountants*

(2)  Exhibits:

     (a)  Articles of Incorporation.
     (b)  By-Laws.*
     (c)  Not applicable.
     (d)  Form of specimen share certificate.*
     (e)  Dividend Reinvestment and Cash Purchase Plan.*
     (f)  Not applicable.*
     (g)  (i)  Form of Investment Management Agreement.*
          (ii) Form of Investment Advisory Agreement.*
     (h)  Form of Underwriting Agreement.*
     (i)  Not applicable.
     (j)  Form of Custodian Agreement.*
     (k)  (i)  Form of Transfer Agency, Registrar and Dividend
          Disbursing Agency Agreement.*
          (ii) Form of Shareholder Servicing Agreement.*
     (l)  (i)  Opinion and Consent of Willkie Farr & Gallagher LLP*
          (ii) Opinion and Consent of Venable LLP*
     (m)  Not applicable.
     (n)  Consent of Independent Accountants.*
     (o)  Not applicable.
     (p)  Purchase Agreement.*
     (q)  Not applicable.
     (r)  (i)  Code of Ethics of the Fund.*
          (ii) Code of Ethics of the Investment Manager.*
          (iii) Code of Ethics of the Investment Advisor.*
     (s)  Power of Attorney.*

*  To be filed by amendment.

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                                                                            C- 1
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ITEM 25. MARKETING ARRANGEMENTS

See Exhibit 2(h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering, all of which are being borne by the Registrant, are as follows:

SEC Registration Fees.......................................   $
         Stock Exchange Listing Fee.........................   $
Printing and Engraving Expenses.............................   $
Legal Fees and Expenses.....................................   $
Auditing Fees and Expenses..................................   $
NASD Fees...................................................   $
Miscellaneous...............................................   $
                                                               --------
Total.......................................................   $
                                                               ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

                                                                    NUMBER OF
TITLE OF CLASS                                                 RECORD HOLDERS
-----------------------------------------------------------------------------
Common Stock, par value, $.01 per share.....................        None

ITEM 29. INDEMNIFICATION

The Articles of Incorporation of the Registrant provide that, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances.

Article VIII of the Articles of Incorporation of the Registrant further provides that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Fund, or is or was serving while a director or officer of the Fund at the request of the Fund as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereinafter in force.

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In addition, the Fund shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that advancement of expenses is permitted by the Maryland General Corporation Law, the Securities Act, and the 1940 Act. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

The Registrant's Articles of Incorporation also provide that no amendment to the charter of the Registrant shall affect any right of any person based on any event, omission or proceeding prior to the amendment. Reference is also made to the Investment Management Agreement, filed as Exhibit (g)(i) hereto and to the Underwriting Agreement, filed as Exhibit (h) hereto. Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE MANAGER AND THE INVESTMENT
ADVISER

The description of the Manager and the Investment Advisor under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Manager, reference is made to Form ADV filed with the Commission (Commission File No. 801-27291) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Adviser, reference is made to Form ADV filed with the Commission (Commission File No. 801-55209) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Manager, 280 Park Avenue, New York, New York 10017; the Registrant's Investment Advisor, RREEF America, L.L.C., at 875 North Michigan Avenue, Chicago, Illinois 60611; the Registrant's transfer agent, Scudder Investment Services Company, at 911 Main Street, Kansas City, Missouri 64105 and the Registrant's Custodian, State Street Bank and Trust Company at One Heritage Drive, North Quincy, MA 02171.

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                                                                            C- 3

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--------------------------------------------------------------------------------

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. UNDERTAKINGS

(1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

EXHIBIT INDEX

(2)(a) Articles of Incorporation.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baltimore and State of Maryland, on the 5th day of April 2004.

                                          SCUDDER GLOBAL RREEF REAL ESTATE FUND,
                                          INC.

                                          By: /s/ RICHARD T. HALE
                                            ------------------------------------
                                              Name: Richard T. Hale
                                              Title:   Chairman and Chief
                                              Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                TITLE                       DATE
              ---------                                -----                       ----

         /s/ RICHARD T. HALE                Chairman and Chief Executive      April 5, 2004
--------------------------------------          Officer and Director
           Richard T. Hale


         /s/ CHARLES A. RIZZO                Treasurer (Chief Financial       April 5, 2004
--------------------------------------                Officer)
           Charles A. Rizzo

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C- 6